UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2021

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed by The Wendy’s Company (the “Company”), NPC Quality Burgers, Inc. (“NPC”), the Company’s largest franchisee, filed for chapter 11 bankruptcy in July 2020 and commenced a process to sell all or substantially all of its assets, including its interests in approximately 393 Wendy’s® restaurants across eight different markets, pursuant to a court-approved auction process.

On January 7, 2021, NPC and certain affiliates of Flynn Restaurant Group (“FRG”) and the Company entered into separate asset purchase agreements under which all of NPC’s Wendy’s restaurants will be sold to Wendy’s approved franchisees. Under the proposed transaction, FRG will acquire approximately half of NPC’s Wendy’s restaurants in four markets, while several existing Wendy’s franchisees that were part of the Company’s consortium bid will acquire the other half of NPC’s Wendy’s restaurants in the other four markets. The Company does not expect to acquire and operate any restaurants as part of this transaction.

The Company expects that the sale of the restaurants will be completed by the second quarter of 2021, subject to the satisfaction of various closing conditions specified in the asset purchase agreements, including final approval from the bankruptcy court, and finalization of the related transaction documents.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts, including statements regarding the expected sale of NPC’s Wendy’s restaurants. Those statements, as well as statements preceded by, followed by or that include the words “will,” “may,” “believes,” “intends,” “plans,” “expects,” “anticipates,” or similar expressions constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The forward-looking statements are based on the Company’s expectations at the time, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These factors include, but are not limited to, the factors identified in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. This Current Report on Form 8-K contains information about pending transactions, and there can be no assurance that the transactions will be completed on the terms described herein or at all. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: January 7, 2021	By:	/s/ Michael G. Berner
Michael G. Berner
Associate General Counsel – Corporate and Securities, and Assistant Secretary

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